SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 21, 2004

MedImmune, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19131	52-1555759
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation or organization)

One MedImmune Way, Gaithersburg, MD 20878
(Address of principal executive offices) (Zip Code)

        Registrant’s telephone number, including area code (301) 398-0000

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On October 21, 2004, MedImmune, Inc. (the "Company") issued a press release announcing the Company's results for the three-month and nine-month periods ended September 30, 2004 and will conduct a previously announced, publicly available conference call to discuss those results. A copy of the Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby furnished in its entirety pursuant to Item 2.02. Exhibit 99.1 is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statements filed under the Securities Act of 1933 or any report filed under the Securities Exchange Act of 1934, except as described below under the caption "Item 8. Other Events."

Item 8.01 Other Events

     Exhibit 99.1, other than the sections entitled "Guidance for the Year Ending December 31, 2004," and "Guidance for the Quarter Ending December 31, 2004," is incorporated by reference under this Item.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

       Exhibit No.       Description

         99.1                 Press Release, dated October 21, 2004, “MedImmune Reports Record Revenues for First Nine Months of 2004"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedImmune, Inc.

/s/: Lota S. Zoth —————————————— Lota S. Zoth Senior Vice President and Chief Financial Officer

Date: October 21, 2004